Exhibit 10.18

Execution Version

Bionomics Limited

BVF Partners L.P.

Placement Agreement

Level 9, 211 Victoria Square

ADELAIDE SA 5000

T +61 8 8239 7111 | F +61 8 8239 7100

www.jws.com.au

SYDNEY | PERTH | MELBOURNE | BRISBANE | ADELAIDE

Liability limited by a scheme approved under Professional Standards Legislation

Contents

1	Definitions and interpretation	1
1.1	Definitions	1
1.2	Interpretation	3
2	Subscription for and issue of Placement Shares	4

3	Completion	4
3.1	Time and place	4
3.2	Obligations of Purchaser	4
3.3	Obligations of Company	4
3.4	Simultaneous actions at Completion	5
4	Obligations following issue of Placement Shares	5
4.1	Cleansing Notice	5
4.2	ASX Quotation	5
4.3	Bound by constitution	5
4.4	Holding statement	5
5	Board representation	5

6	Concurrent and follow on capital raising	6
6.1	Additional placement	6
6.2	Share purchase plan offer	6
7	Warranties	6
7.1	Company’s representations and warranties	6
7.2	Purchaser’s representations and warranties	9
7.3	When warranties given	10
7.4	Separate warranties and survival	10
7.5	No other warranties and no reliance	10
7.6	Qualifications	11
7.7	Time limit	11
7.8	Caps	11
7.9	Acknowledgment	11
7.10	Benefit and burden	11
8	Disposal restrictions	11
8.1	Restrictions	11
8.2	Exceptions to restrictions	11
9	Announcements	12
9.1	Announcement of the Placement	12
9.2	Public announcements	12
10	Confidentiality	12
10.1	Mutual obligations	12
10.2	Disclosure	13
11	Miscellaneous	13
11.1	No waiver	13
11.2	Severance	13
11.3	About this document	13
11.4	Governing law and jurisdiction	13
11.5	Costs	13
11.6	Further acts	13
11.7	Assignment	14

i

Placement Agreement

11.8 No Merger	14
12 Notices	14

Annexure 1 – Application form	16

Annexure 2 – Accredited Investor Questionnaire	17

Execution	22

Placement Agreement

Date                                             9 November 2018

Parties

1	Bionomics Limited (ABN 53 075 582 740) (Company)

Address:                     31 Dalgleish Street, Thebarton SA 5031

2	BVF Partners L.P. (Purchaser)

Address:                     30th Floor, 1 Sansome Street, San Francisco, California 94104 USA

Recitals

A	The Company is listed on the ASX.

B	The Company has agreed to issue, and BVF has agreed to subscribe for or procure subscriptions for, the Placement Shares on and subject to the terms in this document.

Operative part

1	Definitions and interpretation

1.1	Definitions

The following definitions apply in this document, unless the context requires otherwise.

Application Form means an application form in the form of Annexure 1 of this document, or in such other form agreed between BVF and the Company.

ASIC means the Australian Securities and Investments Commission.

ASX means ASX Limited ABN 98 008 624 691 or, as the context requires, the securities market operated by it.

Board means the board of directors of the Company.

Business  Day means a day which is a “business day” under the Listing Rules.

Claim means any claim, cost (including legal costs on a solicitor and client basis), damages, expenses, tax, liability, loss, obligation, allegation, suit, demand, cause of action, proceeding or judgement of any kind however calculated or caused and whether direct or indirect, consequential, incidental or economic.

Completion means completion of the issue of the Placement Shares in accordance with clause 3.

Completion Date means 16 November 2018 or such other date agreed by the Company and BVF.

Confidential Information means any of the business, commercial, financial or technical information of the party which was provided by one party or its Representatives to the other in writing prior to the date of this document, and includes notes, records and copies made by a party or any of its Representatives of such information, but excludes information which is in the public domain (other than as a result of a breach of this document by the relevant party).

Placement Agreement

Corporations Act means the Corporations Act 2001 (Cth), as modified by any applicable ASIC class orders, ASIC legislative instruments or ASIC relief.

Equity Securities has the same meaning as “equity securities” in the Listing Rules.

Government Agency means any governmental, semi-governmental, municipal or statutory authority, instrumentality, organisation, body or delegate or administrative, monetary or financial authority, or self-regulatory organisation or stock exchange.

A person is Insolvent if:

(a)	it is (or states that it is) an insolvent under administration or insolvent (each as defined in the Corporations Act);

(b)

it has had a controller (as defined in the Corporations Act) appointed or is in liquidation or provisional liquidation, under administration or wound up or has had a receiver or receiver and manager appointed to any part of its property;

(c)

it is subject to any arrangement, assignment, moratorium or composition, protected from creditors under any statute or dissolved (in each case, other than to carry out a reconstruction or amalgamation while solvent on terms approved by the other parties to this document);

(d)

an application or order has been made, resolution passed, proposal put forward, or any other action taken, in each case in connection with that person, which is preparatory to any event or circumstance referred to in subparagraph (a), (b) or (c) above occurring;

(e)	it is taken (under section 459F(1)) to have failed to comply with a statutory demand;

(f)	it is the subject of an event described in section 459C(2)(b) or section 585 (or it makes a statement from which another party to this document reasonably deduces it is so subject);

(g)	it is otherwise unable to pay its debts as and when they fall due; or

(h)	something having a substantially similar effect to any event or circumstance referred to in subparagraphs (a) to (g) above happens in connection with that person under the law of any jurisdiction.

Listing Rules means the listing rules of ASX.

Merck Agreement means the agreement between the Company or any of its Related Bodies Corporate (on the one hand) and Merck & Co, Inc. (or any of its Related Bodies Corporate or related entities) (on the other hand) dated 23 June 2014.

Permitted Subscriber means any fund, limited partnership or entity in respect of which BVF, BVF Inc. or any of their respective Related Bodies Corporate or related entities (or any entity which is controlled by the same person or persons who control BVF or BVF Inc.) acts as general partner and/or investment manager.

Placement means the issue of the Placement Shares by the Company to BVF and the payment of the Subscription Amount by BVF to the Company.

Placement Shares means 48, 097,158 Shares.

Registry means Company’s registry, Computershare Investor Services Pty Ltd.

Placement Agreement

Related Body Corporate has the meaning given in the Corporations Act.

Relevant Financing Agreement means a financing agreement or arrangement between the Company or any of its Related Bodies Corporate (on the one hand) and Oxford Finance or Silicon Valley Bank (or any of their respective Related Bodies Corporate or related entities) (on the other hand).

Representative of a party include an officer, employee, agent, auditor, adviser, financier (including syndicatees), insurance broker, technical expert, partner, associate, consultant, joint venturer or sub-contractor of that party or a Related Body Corporate of that party.

Shares means the fully paid ordinary shares in the capital of the Company.

Subscription Amount means $7,873,505.

Subscription Price means, for each Placement Share, $0.1637.

US Persons has the meaning given to that term in Rule 902(k) under the US Securities Act.

US Securities Act means the US Securities Act of 1933, as amended.

1.2	Interpretation

In this document, unless a contrary intention appears:

(a)	words or expressions importing the singular include the plural and vice versa;

(b)	words or expressions importing a gender include the other gender;

(c)	words or expressions denoting individuals include corporations, firms, unincorporated bodies, government authorities and instrumentalities;

(d)	a reference to a party includes that party’s successors and permitted assigns;

(e)	where a word or expression is defined or given meaning, another grammatical form has a corresponding meaning;

(f)	any heading, index, table of contents or marginal note is for convenience only and does not affect the interpretation of this document;

(g)

a provision of this document must not be construed to the disadvantage of a party merely because that party was responsible for the preparation of this document or the inclusion of the provision in this document;

(h)	a reference to this document or another document includes that document as amended, varied, novated, supplemented or replaced from time to time;

(i)	a reference to legislation or a provision of legislation includes:

(i)	all regulations, orders or instruments issued under the legislation or provision; and

(ii)	any modification, consolidation, amendment, re-enactment, replacement or codification of such legislation or provision;

(j)	any recitals, schedule or annexure form part of this document and have effect as if set out in full in the body of this document;

(k)	a reference to dollars or $ is a reference to Australian dollars;

Placement Agreement

(l)

a reference to a payment in immediately available funds refers to cash, a bank cheque the drawer of which is an Australian bank, a telegraphic transfer of cleared funds or a direct credit of cleared funds; and

(m)

where an act would be required to be done, or a time limit or period would expire, on a day which is not a Business Day, the act must be done, or the limit or period will expire, on the following Business Day.

2	Subscription for and issue of Placement Shares

(a)

On Completion, BVF must subscribe for or procure that Permitted Subscribers subscribe for the Placement Shares at the Subscription Price and the Company must issue to each subscriber in clause 2(b) such number of Placement Shares that the subscriber has subscribed for, free from all encumbrances, on the terms and conditions set out in this document.

(b)	The subscribers for the Placement Shares will be:

(i)	each person who is a Permitted Subscriber and who is named in an Application Form that has been completed, signed by the Permitted Subscriber and given to the Company prior to the Completion Date; and

(ii)	BVF, but only in respect of that number of Placement Shares (if any) which are not covered in Application Forms received by the Company pursuant to clause 2(b)(i).

(c)

If BVF is the subscriber of any or all of the Placement Shares, this document serves as an application by BVF for the issue of the Placement Shares to BVF on Completion and accordingly it will not be necessary for BVF to provide a separate (additional) application or before the Completion Date.

(d)	The consideration for the issue of all of the Placement Shares will be payment of the Subscription Amount by BVF and/or the Permitted Subscribers.

3	Completion

3.1	Time and place

Completion will take place on the Completion Date at such time and place as the parties may agree in writing, or failing agreement as reasonably determined by the Company.

3.2	Obligations of Purchaser

On or before Completion, BVF must pay or procure the payment of the Subscription Amount to the Company in immediately available funds to an account nominated by the Company for this purpose and deliver for itself and each Permitted Subscriber a completed accredited investor questionnaire attached hereto as Annexure 2.

3.3	Obligations of Company

On Completion, the Company must, subject to the performance of BVF’s obligations in clause 3.2:

(a)	allot and issue the Placement Shares to each subscriber of Placement Shares;

(b)	procure that the Registry promptly enters each subscriber of Placement Shares in the Company’s register as the holder of the Placement Shares; and

Placement Agreement

(c)

deliver an irrevocable instruction to the Registry to send to each subscriber of Placement Shares at their address set out in clause 12 (in the case of BVF) or in their signed Application Form (in the case of each Permitted Subscriber) a holding statement for the holding of the Placement Shares in the name of the subscriber.

3.4	Simultaneous actions at Completion

(a)	The obligations of the parties under this document are interdependent and all actions required to be performed on or at Completion will be taken to have occurred simultaneously on the Completion Date.

(b)	No delivery or payment will be deemed to have been made at Completion until all deliveries and payments due to be made at Completion have been made.

4	Obligations following issue of Placement Shares

4.1	Cleansing Notice

As soon as practicable after the issue of the Placement Shares, but in any event within five Business Days after the Completion Date, the Company must give to the ASX a notice which complies with section 708A(6) of the Corporations Act in relation to the Placement Shares.

4.2	ASX Quotation

As soon as practicable after the issue of the Placement Shares, but in any event within two Business Days after the Completion Date, the Company must apply to ASX for official quotation of the Placement Shares on the ASX and do all things reasonably necessary to ensure that the Placement Shares are quoted as soon as practicable on such terms and conditions as are usual for the quotation of securities.

4.3	Bound by constitution

BVF agrees to be bound by the constitution of the Company in respect of the Placement Shares that it subscribes for.

4.4	Holding statement

The Company must ensure that the holding statements described in clause 3.3(c) are delivered to the subscribers within 5 Business Days after the Completion Date.

5	Board representation

(a)

Subject to clause 5(d), BVF may from time to time nominate one person to be appointed as a director of the Company (BVF Nominee) by providing the Company with a written nomination, together with a written consent to act as a director of the Company.

(b)

Where BVF has exercised its nomination right under clause 5(a) then the Company will procure that the Board resolves to appoint the BVF Nominee as an additional director to the Board so that the appointment takes effect from a date no later than 3 Business Days after BVF has exercised its nomination right (subject to Completion occurring, and subject to the BVF Nominee providing a consent to act and any other disclosures required by the Corporations Act or ASX Listing Rules).

(c)	Subject to clause 5(e), the Company will ensure that the Board will support the nomination and re-election or appointment of the BVF Nominee at the next general meeting of the Company.

Placement Agreement

(d)

BVF undertakes to comply with, and ensure that any BVF Nominee will comply with, the Nominee Protocol agreed with BVF prior to the date of this document (Nominee Protocol). BVF will cause any BVF Nominee to acknowledge their agreement to the terms of the Nominee Protocol by signing the Nominee Protocol as a condition of their nomination.

(e)

If the BVF Nominee fails to be re-elected or appointed as a director of the Company at the general meeting referred to in clause 5(c) or is otherwise removed from the Board, then clauses 5(a), 5(b) and 5(c) will apply from the date of removal of the BVF Nominee from the Board and will continue to apply until there is a BVF Nominee appointed to the Board (provided that, if a resolution to re-elect or appoint a BVF Nominee is put to a general meeting of the Company, but the resolution is not passed, BVF must nominate a different individual as the BVF Nominee in order for the Company’s obligations under clauses 5(a), 5(b) and 5(c) to continue to apply).

(f)

Clauses 5(a), 5(b) and 5(c) and 5(e) will apply in respect of successive BVF Nominees, but those clauses cease to apply if BVF and persons who come within the definition of Permitted Subscribers (BVF Parties) collectively have a beneficial interest in less than 15% of the Shares. If that occurs, BVF will procure that the BVF Nominee retires immediately.

6	Concurrent and follow on capital raising

6.1	Additional placement

(a)

BVF acknowledges that on or after the Completion Date, the Company may issue further shares to other Shareholders pursuant to placements of up to 24,338,670 Shares at a price per Share which is equal to the Subscription Price.

(b)

The Company agrees that any Shares which are offered to other Shareholders for issue under clause 6.1(a), but which are not subscribed for by those other Shareholders, may be subscribed for by BVF or a Permitted Subscriber on the same terms and conditions as apply to the subscription of the Placement Shares under this document, subject to any such acquisition complying with the Corporations Act.

(c)

The Company must notify BVF as soon as practicable after the Shares referred to in clause 6.1(b) are not subscribed for by the other Shareholders, so as to enable BVF to exercise its rights under clause 6.1(b).

6.2	Share purchase plan offer

BVF acknowledges that the Company may make a share purchase plan offer for up to 13, 883,466 Shares at a price of $0.155 cents per Share which complies with the Corporations Act and the Listing Rules and is otherwise on customary terms and conditions.

7	Warranties

7.1	Company’s representations and warranties

The Company represents and warrants to BVF and each Permitted Subscriber who subscribes for Placement Shares that:

(a)	it is a corporation duly incorporated and validly existing under the laws of its place of incorporation;

Placement Agreement

(b)	it has the power to enter into and perform this document and has obtained all necessary consents and authorisations to enable it to do so;

(c)	this document constitutes valid and binding obligations upon it enforceable in accordance with its terms;

(d)

the agreement recorded in this document and the transactions contemplated by it do not conflict with or result in a breach or default by it of any obligation (including any statutory, contractual or fiduciary obligation) or constitute or result in any default by it under any provision of its certificate of incorporation, bylaws or any material provision of any agreement, deed, writ, order, injunction or judgment to which it is a party or is subject or by which it is bound;

(e)	it is not Insolvent;

(f)	it is admitted to the official list of the financial market operated by the ASX;

(g)

upon issue, the Placement Shares will be duly and validly authorised and issued, will rank equally in all respects with the then existing issued Shares and will be free from all competing rights (including pre-emptive rights or rights of first refusal), encumbrances and other third party rights;

(h)	the issue of the Placement Shares will not breach Listing Rule 7.1 or any other Listing Rule;

(i)	all the relevant requirements of section 708A of the Corporations Act (including section 708A(5)(e)) are fulfilled (or will be fulfilled);

(j)	upon issue of the notice referred to in clause 4.1, the Placement Shares will be freely tradeable and transferable;

(k)

all written information given with respect to the Company and its Related Bodies Corporate (including their respective businesses and financial positions) by or on behalf of the Company to BVF before the date of this document is true, complete and accurate in all material respects and no misleading in any material particular, whether by inclusion of misleading information or omission of material information or both;

(l)

as far as the Company and each director of the Company is aware (after having made all reasonable enquiries including with the Company’s management team), (i) none of the Company or any of its Related Bodies Corporate is in breach of any covenant or term of, or subject to any event of default under, any Relevant Financing Agreement, and (ii) there are no existing circumstances which a reasonable person would expect will give rise to such a breach or event of default after the date of this document;

(m)

there is (i) no existing or subsisting breach by the Company or any of its Related Bodies Corporate of any term in any Merck Agreement, and (ii) there are no existing circumstances which a reasonable person would expect will give rise to such a breach after the date of this document;

(n)

it has complied with its continuous disclosure requirements under the Listing Rules and is not aware of any information that is excluded information which would be required to be disclosed pursuant to section 708A(5), other than market disclosures to be made by the Company in connection with execution of this document, the form and content of which have been provided to BVF prior to the date of this document;

Placement Agreement

(o)	the issued capital structure of the Company as at the date of this document is as follows:

(i)	482,903,192 Shares; and

(ii)	10,277,670 options over Shares and 25 warrants over Shares;

and there are no other Equity Securities on issue;

(p)	it will not issue any Shares, Shares or rights to acquire Shares or Shares prior to the earlier of the Completion Date or termination of this document, without the consent of BVF other than:

(i)	pursuant to clause 6;

(ii)	an issue of or an agreement to issue securities pursuant to an employee incentive scheme in place as at the date of this document; or

(iii)	an issue of securities as a result of the conversion of any convertible securities (as that term is defined in the Listing Rules) which are on issue at the date of this document;

(q)

neither the Company, nor any person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Placement Shares;

(r)

neither the Company nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the US Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Placement Shares to require approval of stockholders of the Company for purposes of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated; and none of the Company nor any person acting on its behalf will take any action or steps referred to in this representation that would require registration of the issuance of any of the Placement Shares under the US Securities Act or cause the offering of the Placement Shares to be integrated with other offerings for purposes of any such applicable stockholder approval provisions;

(s)

with respect to the Placement Shares to be offered and sold hereunder in reliance on Rule 506 under the US Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the US Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the subscribers a copy of any disclosures provided thereunder. The Company is not aware of any person (other than any Issuer Covered Person) that has been or

Placement Agreement

will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities. The Company will notify the subscribers in writing, prior to the Completion Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware.

7.2	Purchaser’s representations and warranties

BVF represents and warrants to the Company that:

(a)	BVF and each Permitted Subscriber who subscribes for Placement Shares is an entity duly incorporated or established and validly existing under the laws of its place of incorporation or establishment;

(b)	BVF and each Permitted Subscriber has the power to enter into and perform this document and has obtained all necessary consents and authorisations to enable it to do so;

(c)	this document constitutes valid and binding obligations upon it enforceable in accordance with its terms;

(d)

the agreement recorded in this document and the transactions contemplated by it do not conflict with or result in a breach or default by it of any obligation (including any statutory, contractual or fiduciary obligation) or constitute or result in any default by it under any provision of its constitution or any material provision of any agreement, deed, writ, order, injunction or judgment to which it is a party or is subject or by which it is bound;

(e)	it is not Insolvent;

(f)

it and each Permitted Subscriber who subscribes for Placement Shares is a is an “Accredited Investor” as such term is defined in Rule 501(a) of Regulation D of the Securities and Exchange Commission promulgated pursuant to the US Securities Act and on or prior to the Completion Date will have delivered the accredited investor questionnaire attached hereto as Annexure 2;

(g)

it and each Permitted Subscriber who subscribes for Placement Shares is a sophisticated or professional investor (as those terms are defined in Chapter 6D of the Corporations Act) or other person to whom an offer or issue of Shares can be made without a disclosure document under section 708 of the Corporations Act;

(h)	the acquisition of Placement Shares by BVF and each Permitted Subscriber who subscribes for Placement Shares will not involve a breach of any applicable law by BVF or a Permitted Subscriber;

(i)

BVF and each Permitted Subscriber who subscribes for Placement Shares subscribes for them as principal and not for the purposes of selling or transferring them or granting, issuing or transferring interests in or options or warrants over them to any other person;

(j)	BVF and each Permitted Subscriber who subscribes for Placement Shares has made and relied upon its own assessment of the Company and the Placement Shares;

(k)

it and each Permitted Subscriber understands that the Placement Shares have not been registered under the US Securities Act and that such securities are being offered and sold pursuant to an exemption from registration under the US

Placement Agreement

Securities Act. BVF further acknowledges and understands that such securities may not be resold or transferred except in a transaction registered under the US Securities Act (which BVF acknowledges the Company has no obligation to do) or in a transaction exempt from, or not subject to, the registration requirements of the US Securities Act;

(l)

it and each Permitted Subscriber has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests;

(m)	BVF and each Permitted Subscriber who subscribes for Placement Shares is acquiring the Placement Shares for its own account and not with a view towards their distribution;

(n)

it and each Permitted Subscriber is acquiring the Placement Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the US Securities Act;

(o)	it and each Permitted Subscriber will not offer, sell, pledge, transfer or otherwise dispose of the Placement Shares except:

(i)	in an offshore transaction (as defined in Rule 902(h) under the US Securities Act), including in ordinary transactions on the ASX;

(ii)	in the United States to a “qualified institutional buyer” (as defined in and in reliance on Rule 144A under the US Securities Act); or

(iii)	pursuant to Rule 144 under the US Securities Act, if available, in each case in compliance with all applicable laws.

7.3	When warranties given

The representations and warranties in clauses 7.1 and 7.2 are made as at the date of this document and as at the time immediately before Completion.

7.4	Separate warranties and survival

Each representation and warranty in clauses 7.1 and 7.2 is to be treated as a separate representation and warranty and will survive termination of this document. The interpretation of any representations and warranties will not be restricted by reference to or inference from any other representations and warranties.

7.5	No other warranties and no reliance

(a)	Each party acknowledges that the other party is entering into this document in reliance on the representations and warranties in clauses 7.1 and 7.2 (as the case may be).

(b)

Each party acknowledges that no other party (nor any person acting on that other party’s behalf) has made any warranty, representation or other inducement to it to enter into this document, except for the warranties in clauses 7.1 and 7.2 (as the case may be).

(c)	Each party acknowledges and confirms that it does not enter into this document in reliance on any warranty, representation or other inducement by or on behalf of

Placement Agreement

any other party, except for the warranties in clauses 7.1 and 7.2 (as the case may be).

7.6	Qualifications

The Company does not make any representations or warranties that any estimates, projections, forecasts or other forward looking information, if any, provided to BVF or any Permitted Subscriber is accurate or complete or will be achieved.

7.7	Time limit

No party:

(a)

may make or bring a Claim for breach of a representation and warranty unless reasonable details of the Claim under this document have been notified to BVF (in the case of a Claim by the Company) or the Company (in the case of a Claim by BVF) within 24 months of the Completion Date; and

(b)

is liable for breach of a representation and warranty, and a Claim is not enforceable against it and is taken to have been withdrawn, unless legal proceedings in connection with the Claim are commenced within 12 months after written notice of the Claim has been served on another party.

7.8	Caps

The maximum liability of each of the Company and the Purchaser for all breaches of the representations and warranties in this clause 6 is an amount equal to the Subscription Amount.

7.9	Acknowledgment

The Company acknowledges that it is not issuing the Placement Shares for the purpose of BVF or any Permitted Subscriber selling or transferring all or any of the Placement Shares, or granting, issuing or transferring interests in, or options over, the Placement Shares.

7.10	Benefit and burden

BVF receives and holds the benefit of this clause 6 to the extent it relates to each Permitted Subscriber as trustee for each of them. BVF will procure that each Permitted Subscriber complies with any provision of this document expressed as an obligation of a Permitted Subscriber.

8	Disposal restrictions

8.1	Restrictions

Subject to clause 8.2, BVF and each Permitted Subscriber must not and must procure that each of its Representatives and Related Bodies Corporate does not, for a period of 9 months from the date of this document (No Disposal Period) dispose of any Placement Shares or any relevant interest (as defined in the Corporations Act) in any Placement Shares.

8.2	Exceptions to restrictions

Clause 8.1 shall not apply:

(a)

in any case where the Independent Directors of Bionomics have given their prior written consent. For the purpose of this clause 8, “Independent Directors” means the directors of Bionomics from time to time who are not affiliated or associated with BVF or who has been nominated as a director by BVF or any Permitted

Placement Agreement

Subscriber under this document or otherwise and includes any relevant independent board committee, that excludes any director affiliated or associated with BVF or who has been nominated as a director by BVF or any Permitted Subscriber under this document or otherwise;

(b)

in relation to a disposal in connection with a control transaction (being a takeover bid or scheme of arrangement under which control of the Company may pass to a person or group of persons)) which has been recommended (and continues to be recommended) by the Independent Directors of the Company);

(c)

where any representation or warranty given by the Company in clause 7.1 is not correct, or where the Company is in breach of any term of this document and the incorrect representation or warranty or breach has or is reasonably likely to have a material adverse effect on the price or value any Placement Shares;

(d)	where the Company or any of its Related Bodies Corporate is subject to an event of default under any Relevant Financing Agreement; or

(e)

where the Board has made a decision to commence a process to attempt to monetise Merck 375, or to approve such a monetisation. If the Board makes such a decision, the Company must announce that decision to the market.

9	Announcements

9.1	Announcement of the Placement

Immediately after the execution of this document, the Company will issue a public announcement to ASX regarding the Placement in compliance with the Listing Rules and in a form agreed with BVF prior to the execution of this document.

9.2	Public announcements

(a)

Except as permitted under clause 9.1, no party may make any announcement concerning this document or the Placement without the other party’s prior written approval, except where the announcement is required by law, the Listing Rules or any Government Agency.

(b)	The parties must use all reasonable endeavours to participate constructively and promptly with respect to the approvals and consultation contemplated by clauses 9.1 and 9.2(a).

10	Confidentiality

10.1	Mutual obligations

(a)

Subject to clause 10.2, each party must treat as confidential and not disclose, and must procure that its Representatives treat as confidential and not disclose the Confidential Information of the other party.

(b)

Each party acknowledges and agrees that it will only disclose Confidential Information of the other party to those Representatives of the Purchaser who are informed of the first party’s obligations under this clause 10 and agree to comply with such obligations as if they were the first party.

10.2	Disclosure

A party may disclose Confidential Information of the other party:

Placement Agreement

(a)	as agreed between the parties; or

(b)	if required by law or a Government Agency, the Listing Rules or the rules of or any other applicable stock exchange.

11	Miscellaneous

11.1	No waiver

A party waives a right under this document only by written notice that it waives that right. A waiver is limited to the specific instance to which it relates and to the specific purpose for which it is given.

11.2	Severance

If a provision of this document would, but for this clause, be unenforceable:

(a)	the provision will be read down to the extent necessary to avoid that result; and

(b)	if the provision cannot be read down to that extent, it will be severed without affecting the validity and enforceability of the remainder of this document.

11.3	About this document

(a)

This document records the entire agreement between the parties as to its subject matter. It supersedes all prior contracts, obligations, representations, conduct and understandings. The agreement recorded in this document is immediately enforceable, subject to its own express terms.

(b)	This document may be amended only by written agreement of all parties.

(c)	This document may be executed in any number of counterparts, and by the parties in separate counterparts, but is not effective until each party has executed at least one counterpart.

(d)	Each counterpart of this document constitutes an original of this document but the counterparts together constitute one and the same instrument.

11.4	Governing law and jurisdiction

(a)	The laws of South Australia govern this document.

(b)	Each party irrevocably submits to the non-exclusive jurisdiction of the courts of South Australia.

11.5	Costs

A party will bear its own costs in relation to the negotiation, preparation and execution of this document and any further document required.

11.6	Further acts

The parties must do all things reasonably required to facilitate the performance of the transactions contemplated by this document.

11.7	Assignment

A party may not assign its rights under this document except with the prior written consent of each other party and any purported assignment in contravention of this provision is void.

Placement Agreement

11.8	No Merger

The rights and obligations of the parties will not merge on completion of any transaction under this document. They will survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any transaction.

12	Notices

(a)

Any notice or other communication to be given under this document must be in writing (which includes email) or may be sent by email in accordance with clause 12(b) and may be delivered or sent by post to the party to be served at, its address as follows:

(i)	to the Company at:

31 Dalgleish Street, Thebarton SA 5031, Australia

Attention: Company Secretary

(ii)	to BVF at:

30th Floor, 1 Sansome Street, San Francisco, California 94104 USA

Attention: Chief Operating Officer

or at such other address as it may have notified to the other party in accordance with this clause 12. Any notice or other document sent by post must be sent by prepaid first class airmail.

(b)	Notices under this document may be sent by one party to the other party by use of email. Email notices must be sent:

(i)	for the Company:

Email:    jmoschakis@bionomics.com.au

(ii)	for BVF:

Email:    kaye@bvflp.com

With a copy to Guy.Alexander@allens.com.au

(c)	Any notice or other formal communication will be deemed to have been given and will be effective:

(i)	if delivered, at the time of delivery;

(ii)	if posted, at 9:00 am (Adelaide time) on the fifth Business Day after it was put into post; or

(iii)	if sent by email, on the date of transmission, if transmitted before 5:00 pm (Adelaide time) on any Business Day, and in any other case on the Business Day following the date of transmission.

(d)

In proving service of a notice or other formal communication, it will be sufficient to prove that delivery was made or that the envelope containing the communication was properly addressed and posted by prepaid first class airmail and that the email was properly addressed and transmitted.

Placement Agreement

This clause 12 does not apply in relation to the service of any claim form, notice, order, judgment or other document relating to or in connection with any proceedings, suit or action arising out of or in connection with this document.

APPLICATION FOR SHARES IN
BIONOMICS LIMITED (ACN 075 582 740) (“BIONOMICS”)
Name of applicant	Biotechnology Value Fund, L.P. (the “Applicant”)

Applicant’s address	44 Montgomery Street, 40th Floor, San Francisco, California 94104, United States of America

Number of shares applied for	24,030,599

Class of shares	Ordinary fully paid

Issue price per share	A$0.1637

1.	The Applicant applies for and authorises Bionomics to enter its name in the register of members for the number of shares in Bionomics specified in this application.

2.	The Applicant agrees to be bound by the constitution of Bionomics.

3.

In consideration for Bionomics accepting this application and issuing the shares to the Applicant, the Applicant agrees to be bound by the provisions of the Placement Agreement between Bionomics and BVF Partners LP dated on or about 9 November 2018 that are expressed to impose obligations on “Permitted Subscribers”.

Date: November 9, 2018

Signed by Biotechnology Value Fund, L.P. in the presence of:

/s/ James Kratky	/s/ Mark Lampert
Witness signature	Authorised officer signature

JAMES KRATKY, CCO	MARK LAMPERT PRESIDENT BVF INC, GP BVF PARTNERS L.P., ITSELF GP BIOTECHNOLOGY VALUE FUND, L.P.
Witness full name (BLOCK LETTERS)	Authorised officer full name and title (BLOCK LETTERS)

APPLICATION FOR SHARES IN
BIONOMICS LIMITED (ACN 075 582 740) (“BIONOMICS”)
Name of applicant	Biotechnology Value Fund II, L.P. (the “Applicant”)

Applicant’s address	44 Montgomery Street, 40th Floor, San Francisco, California 94104, United States of America

Number of shares applied for	18,013,661

Class of shares	Ordinary fully paid

Issue price per share	A$0.1637

1.	The Applicant applies for and authorises Bionomics to enter its name in the register of members for the number of shares in Bionomics specified in this application.

2.	The Applicant agrees to be bound by the constitution of Bionomics.

3.

In consideration for Bionomics accepting this application and issuing the shares to the Applicant, the Applicant agrees to be bound by the provisions of the Placement Agreement between Bionomics and BVF Partners LP dated on or about 9 November 2018 that are expressed to impose obligations on “Permitted Subscribers”.

Date: November 9, 2018

Signed by Biotechnology Value Fund II, L.P. in the presence of:

/s/ James Kratky	/s/ Mark Lampert
Witness signature	Authorised officer signature

JAMES KRATKY, CCO	MARK LAMPERT PRESIDENT BVF INC., GP BVF PARTNERS L.P., ITSELF GP BIOTECHNOLOGY VALUE FUND II, L.P.
Witness full name (BLOCK LETTERS)	Authorised officer full name and title (BLOCK LETTERS)

APPLICATION FOR SHARES IN
BIONOMICS LIMITED (ACN 075 582 740) (“BIONOMICS”)
Name of applicant	Biotechnology Value Trading Fund OS, L.P. (the “Applicant”)

Applicant’s address	PO Box 309. Ugland House, Grand Cayman, KY1-1104, Cayman Islands

Number of shares applied for	3,149,304

Class of shares	Ordinary fully paid

Issue price per share	A$0.1637

1.	The Applicant applies for and authorises Bionomics to enter its name in the register of members for the number of shares in Bionomics specified in this application.

2.	The Applicant agrees to be bound by the constitution of Bionomics.

3.

In consideration for Bionomics accepting this application and issuing the shares to the Applicant, the Applicant agrees to be bound by the provisions of the Placement Agreement between Bionomics and BVF Partners LP dated on or about 9 November 2018 that are expressed to impose obligations on “Permitted Subscribers”.

Date: November 9, 2018

Signed by Biotechnology Value Trading Fund OS, L.P. in the presence of:

/s/ James Kratky	/s/ Mark Lampert
Witness signature	Authorised officer signature

JAMES KRATKY, CCO	MARK LAMPERT PRESIDENT BVF INC., GP BVF PARTNERS L.P., ITSELF SOLE MEMBER BVF PARTNERS OS LTD., ITSELF GP BIOTECHNOLOGY VALUE TRADING FUND OS, L.P
Witness full name (BLOCK LETTERS)	Authorised officer full name and title (BLOCK LETTERS)

APPLICATION FOR SHARES IN
BIONOMICS LIMITED (ACN 075 582 740) (“BIONOMICS”)
Name of applicant	MSI BVF SPV, LLC (the “Applicant”)

Applicant’s address	c/o Magnitude Capital, L.L.C., 200 Park Avenue, 56th Floor, New York, NY 10166, United States of America

Number of shares applied for	2,903,594

Class of shares	Ordinary fully paid

Issue price per share	A$0.1637

1.	The Applicant applies for and authorises Bionomics to enter its name in the register of members for the number of shares in Bionomics specified in this application.

2.	The Applicant agrees to be bound by the constitution of Bionomics.

3.

In consideration for Bionomics accepting this application and issuing the shares to the Applicant, the Applicant agrees to be bound by the provisions of the Placement Agreement between Bionomics and BVF Partners LP dated on or about 9 November 2018 that are expressed to impose obligations on “Permitted Subscribers”.

Date: November 9, 2018

Signed by MSI BVF SPV, LLC in the presence of:

/s/ James Kratky	/s/ Mark Lampert
Witness signature	Authorised officer signature

JAMES KRATKY	MARK LAMPERT PRESIDENT BVF INC., GP BVF PARTNERS, L.P., ITSELF ATTORNEY-IN-FACT MSI BVF SPV, L.L.C.
Witness full name (BLOCK LETTERS)	Authorised officer full name and title (BLOCK LETTERS)

APPLICATION FOR SHARES IN
BIONOMICS LIMITED (ACN 075 582 740) (“BIONOMICS”)
Name of applicant	Biotechnology Value Fund, L.P. (the “Applicant”)

Applicant’s address	44 Montgomery Street, 40th Floor, San Francisco, California 94104, United States of America

Number of shares applied for	6,031,777

Class of shares	Ordinary fully paid

Issue price per share	A$0.1637

1.	The Applicant applies for and authorises Bionomics to enter its name in the register of members for the number of shares in Bionomics specified in this application.

2.	The Applicant agrees to be bound by the constitution of Bionomics.

3.

In consideration for Bionomics accepting this application and issuing the shares to the Applicant, the Applicant agrees to be bound by the provisions of the Placement Agreement between Bionomics and BVF Partners LP dated on or about 9 November 2018 that are expressed to impose obligations on “Permitted Subscribers”.

Date: November 13, 2018

Signed by Biotechnology Value Fund, L.P. in the presence of:

/s/ James Kratky	/s/ Mark Lampert
Witness signature	Authorised officer signature

JAMES KRATKY, CCO	MARK LAMPERT PRESIDENT BVF INC, GP BVF PARTNERS L.P., ITELF GP BIOTECHNOLOGY VALUE FUND, L.P.
Witness full name (BLOCK LETTERS)	Authorised officer full name and title (BLOCK LETTERS)

APPLICATION FOR SHARES IN
BIONOMICS LIMITED (ACN 075 582 740) (“BIONOMICS”)
Name of applicant	Biotechnology Value Fund II, L.P. (the “Applicant”)

Applicant’s address	44 Montgomery Street, 40th Floor, San Francisco, California 94104, United States of America

Number of shares applied for	4,521,501

Class of shares	Ordinary fully paid

Issue price per share	A$0.1637

1.	The Applicant applies for and authorises Bionomics to enter its name in the register of members for the number of shares in Bionomics specified in this application.

2.	The Applicant agrees to be bound by the constitution of Bionomics.

3.

In consideration for Bionomics accepting this application and issuing the shares to the Applicant, the Applicant agrees to be bound by the provisions of the Placement Agreement between Bionomics and BVF Partners LP dated on or about 9 November 2018 that are expressed to impose obligations on “Permitted Subscribers”.

Date: November 13, 2018

Signed by Biotechnology Value Fund II, L.P. in the presence of:

/s/ James Kratky	/s/ Mark Lampert
Witness signature	Authorised officer signature

JAMES KRATKY, CCO	MARK LAMPERT PRESIDENT BVF INC., GP BVF PARTNERS L.P., ITSELF GP BIOTECHNOLOGY VALUE FUND II, L.P.
Witness full name (BLOCK LETTERS)	Authorised officer full name and title (BLOCK LETTERS)

APPLICATION FOR SHARES IN
BIONOMICS LIMITED (ACN 075 582 740) (“BIONOMICS”)
Name of applicant	Biotechnology Value Trading Fund OS, L.P. (the “Applicant”)

Applicant’s address	PO Box 309. Ugland House, Grand Cayman, KY1-1104, Cayman Islands

Number of shares applied for	790,488

Class of shares	Ordinary fully paid

Issue price per share	A$0.1637

1.	The Applicant applies for and authorises Bionomics to enter its name in the register of members for the number of shares in Bionomics specified in this application.

2.	The Applicant agrees to be bound by the constitution of Bionomics.

3.

In consideration for Bionomics accepting this application and issuing the shares to the Applicant, the Applicant agrees to be bound by the provisions of the Placement Agreement between Bionomics and BVF Partners LP dated on or about 9 November 2018 that are expressed to impose obligations on “Permitted Subscribers”.

Date: November 13, 2018

Signed by Biotechnology Value Trading Fund OS, L.P. in the presence of:

/s/ James Kratky	/s/ Mark Lampert
Witness signature	Authorised officer signature

JAMES KRATKY, CCO	MARK LAMPERT PRESIDENT BVF INC., GP BVF PARTNERS L.P., ITSELF SOLE MEMBER BVF PARTNERS OS LTD., ITSELF GP BIOTECHNOLOGY VALUE TRADING FUND OS, L.P.
Witness full name (BLOCK LETTERS)	Authorised officer full name and title (BLOCK LETTERS)

APPLICATION FOR SHARES IN
BIONOMICS LIMITED (ACN 075 582 740) (“BIONOMICS”)
Name of applicant	MSI BVF SPV, LLC (the “Applicant”)

Applicant’s address	c/o Magnitude Capital, L.L.C., 200 Park Avenue, 56th Floor, New York, NY 10166, United States of America

Number of shares applied for	728,814

Class of shares	Ordinary fully paid

Issue price per share	A$0.1637

1.	The Applicant applies for and authorises Bionomics to enter its name in the register of members for the number of shares in Bionomics specified in this application.

2.	The Applicant agrees to be bound by the constitution of Bionomics.

3.

In consideration for Bionomics accepting this application and issuing the shares to the Applicant, the Applicant agrees to be bound by the provisions of the Placement Agreement between Bionomics and BVF Partners LP dated on or about 9 November 2018 that are expressed to impose obligations on “Permitted Subscribers”.

Date: November 13, 2018

Signed by MSI BVF SPV, LLC in the presence of:

/s/ James Kratky	/s/ Mark Lampert
Witness signature	Authorised officer signature

JAMES KRATKY	MARK LAMPERT PRESIDENT BVF INC., GP BVF PARTNERS, L.P., ITSELF ATTORNEY-IN-FACT MSI BVF SPV, L.L.C.
Witness full name (BLOCK LETTERS)	Authorised officer full name and title (BLOCK LETTERS)

Placement Agreement

Execution

    EXECUTED as an agreement

Signed by Bionomics Limited in the presence of: /s/ Jack Moschakis	/s/ Errol De Souza
Witness signature Jack Moschakis	Authorised officer signature Errol De Souza
Witness full name (BLOCK LETTERS)	Authorised officer full name and title (BLOCK LETTERS)

Signed by BVF Partners, L.P. in the presence of: /s/ James Kratky	/s/ Mark Lampert
Witness signature	Authorised officer signature

JAMES KRATKY, CCO	MARK LAMPERT PRESIDENT BVF INC. GENERAL PARTNER BVF PARTNERS L.P., ITSELF GENERAL PARTNER OF BIOTECHNOLOGY VALUE FUND, L.P. AND BIOTECHNOLOGY VALUE FUND II, L.P., SOLE MEMBER OF BVF PARTNERS OS LTD., ITSELF GENERAL PARTNER OF BIOTECHNOLOGY TRADING FUND OS, L.P. AND ATTORNEY-IN-FACT FOR MSI BVF SPV, L.L.C.
Witness full name (BLOCK LETTERS)	Authorised officer full name and title (BLOCK LETTERS)